UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20529

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 24, 2004

MBNA AMERICA BANK, NATIONAL ASSOCIATION

ON BEHALF OF THE

MBNA MASTER CREDIT CARD TRUST II

(Issuer of the Collateral Certificate)

AND THE

MBNA CREDIT CARD MASTER NOTE TRUST

(Issuer of the MBNAseries Class A, Class B, and Class C notes)

(Exact name of registrant as specified in its charter)

United States	333-104089	51-0331454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wilmington, DE 19884-0781

(Address of principal executive office)

Registrant’s telephone number, including area code (800) 362-6255.

N/A

(Former Name or Address, if Changed Since Last Report)

ITEM 5.	Other Events.

On February 24, 2004, Richards, Layton & Finger, P.A. delivered its legality opinion with respect to the MBNA Credit Card Master Note Trust, MBNAseries Class A(2004-3) Notes, including an opinion of Louis J. Freeh, Esq. with respect to certain corporate matters as an exhibit thereto.

ITEM 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

The following are filed as Exhibits to this Report under Exhibit 5.1 and 23.1:

5.1	Legality opinion of Richards, Layton & Finger, P.A., including an opinion of Louis J. Freeh, Esq. with respect to certain corporate matters as an exhibit thereto.

23.1	Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 24, 2004

MBNA AMERICA BANK, NATIONAL ASSOCIATION, as originator of the MBNA Master Credit Card Trust II and MBNA Credit Card Master Note Trust and Co-Registrant and as Servicer on behalf of the MBNA Master Credit Card Trust II as Co-Registrant

By:	/s/ KEVIN F. SWEENEY
Name:	Kevin F. Sweeney
Title:	First Vice President

Exhibit Index

Exhibit No.	Description

5.1	Legality opinion of Richards, Layton & Finger, P.A., including an opinion of Louis J. Freeh, Esq. with respect to certain corporate matters as an exhibit thereto.

23.1	Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibit 5.1).